UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2013 (January 22, 2013)

DIGITALGLOBE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34299	31-1420852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1601 Dry Creek Drive, Suite 260

Longmont, Colorado 80503

(Address of principal executive offices, including zip code)

(303) 684-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Item 7.01.	Regulation FD.

DigitalGlobe, Inc. (“DigitalGlobe”) is hereby furnishing in Exhibit 99.1 certain information that will be disclosed in connection with financing activities related to the previously disclosed proposed merger with GeoEye, Inc. The information set forth in Exhibit 99.1 is subject to the risks, uncertainties and limitations described or referenced in Exhibit 99.1.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the SEC nor incorporated by reference in any registration statement filed by DigitalGlobe under the Securities Act of 1933, as amended. This Form 8-K does not constitute an offer to sell or solicitation of an offer to buy any security. By filing this report and furnishing the information set forth herein and in Exhibit 99.1, DigitalGlobe makes no admission as to the materiality of any such information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This filing contains certain forward-looking information about DigitalGlobe, GeoEye and the combined company after the merger, or the combined company, that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. These statements may include statements for the period after completion of the merger. These forward-looking statements relate to future events or future financial performance and generally can be identified by the use of terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or “forecast” or the negative of these terms or other similar words, although not all forward-looking statements contain these words.

All statements, other than historical facts, including statements regarding the expected timing of the closing of the merger; the expected benefits of the merger such as efficiencies, cost savings, tax benefits, enhanced revenue and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the combined company; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to the operations, financial results, financial condition, business, prospects, growth strategy and liquidity of DigitalGlobe and the combined company. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from those indicated in these statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: there may be a material adverse change of DigitalGlobe or the business of DigitalGlobe may suffer as a result of uncertainty surrounding the merger; there may be a material adverse change of GeoEye or the business of GeoEye may suffer as a result of uncertainty surrounding the merger; the anticipated benefits of the merger may not be fully realized, if at all, or may take longer to realize than expected; the costs or challenges related to the integration of DigitalGlobe and GeoEye operations could be greater than expected; the ability of the combined company to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the loss or reduction in scope of any one of our primary contracts; the impact of legislative, regulatory, competitive and technological changes; the risk that the credit ratings of the combined company may be different from what the companies expect; other business effects, including the effects of industry, economic or political conditions outside of the combined company’s control, transaction costs and actual or contingent liabilities; the outcome of any legal proceedings related to the merger; and other risk factors relating to the business of DigitalGlobe and GeoEye or our industry, as detailed from time to time in each of DigitalGlobe’s and GeoEye’s reports filed with the Securities and Exchange Commission.

These factors should not be construed as exhaustive. Additional factors, risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in reports filed with the Securities and Exchange Commission by DigitalGlobe and GeoEye and those discussed in Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

Exhibit 99.1	Supplemental financial information, dated January 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITALGLOBE, INC.

Date: January 22, 2013

	By:	/s/ Daniel L. Jablonsky
Daniel L. Jablonsky
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Supplemental financial information, dated January 22, 2013.

4